UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in our Current Report on Form 8-K filed on April 26, 2011, we, through, G&E HC REIT II Jersey City MOB, LLC, G&E HC REIT II Bryant MOB, LLC, G&E HC REIT II Benton Home Health MOB, LLC and G&E HC REIT II Benton Medical Plaza I & II MOB, LLC, which are all wholly owned subsidiaries of G&E HC REIT II Milestone MOB Portfolio, LLC, our wholly owned subsidiary, entered into four separate purchase and sale agreements on April 20, 2011, or the Initial Milestone Purchase Agreements, with Jersey City Medical Complex, LLC, Bryant MOB Medical Complex, LLC, Home Health Medical Complex, LLC and Medical Park Place Medical Complex, LLC, respectively, all of which are unaffiliated third parties and are collectively referred to as the Sellers, for the initial purchase of four real properties for an aggregate purchase price of approximately $44,050,000, plus closing costs. The four properties being purchased pursuant to the Initial Milestone Purchase Agreements will be part of a seven-building property portfolio that we intend to purchase, or the Milestone MOB Portfolio, which has a total aggregate purchase price of approximately $81,325,000, plus closing costs, as previously discussed in our Current Report on Form 8-K filed on April 26, 2011.

The properties being purchased pursuant to the Initial Milestone Purchase Agreements consists of four separate properties: Jersey City Medical Office Building, located in Jersey City, New Jersey; Bryant Medical Office Building, located in Bryant, Arkansas; Benton Home Health Medical Office Building, located in Benton, Arkansas; and Benton Medical Plaza I & II Medical Office Buildings, located in Benton, Arkansas. On April 29, 2011, we entered into four separate amendments to purchase and sale agreements, or the First Amendment to the Initial Milestone Purchase Agreements, with the Sellers. The material terms of the First Amendment to the Initial Milestone Purchase Agreements provided for an extension of the due diligence period from April 29, 2011 to May 2, 2011.

The material terms of the First Amendment to the Initial Milestone Purchase Agreements are qualified in their entirety by the agreements attached as Exhibits 10.1 to 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in our Current Report on Form 8-K filed on July 23, 2010, we, through Grubb & Ellis Healthcare REIT II Holdings, LP, or our Operating Partnership, and G&E HC REIT II Lacombe MOB, LLC and G&E HC REIT II Parkway Medical Center, LLC, our wholly owned subsidiaries, entered into a loan agreement with Bank of America, N.A., on July 19, 2010, to obtain a secured revolving credit facility in an aggregate maximum principal amount of $25,000,000, or the Bank of America Line of Credit, whereby we initially secured the Bank of America Line of Credit with two of our properties, Lacombe Medical Office Building, located in Lacombe, Louisiana and Parkway Medical Center, located in Beachwood, Ohio. Furthermore, as previously reported in our Current Reports on Form 8-K filed on September 20, 2010, November 19, 2010 and February 3, 2011, we further secured the Bank of America Line of Credit with the following properties: (i) St. Vincent Medical Office Building, located in Cleveland, Ohio and Livingston Medical Arts Pavilion, located in Livingston, Texas, on September 15, 2010; (ii) Sylva Medical Office Building, located in Sylva, North Carolina on November 15, 2010; and (iii) Ennis Medical Office Building, located in Ennis, Texas on January 31, 2011, respectively, which are collectively referred to as the borrowing base properties. The Bank of America Line of Credit is evidenced by a promissory note in the principal amount of $25,000,000, a credit agreement, a guaranty agreement, an environmental indemnity agreement, four separate joinders to the promissory note, four separate joinders to the credit agreement and related loan documents and is secured by six separate deeds of trust on the borrowing base properties, or collectively, the Bank of America loan agreement.

On May 4, 2011, we, our Operating Partnership and our wholly owned subsidiaries which own the borrowing base properties modified the terms of the Bank of America Line of Credit by entering into an amended and restated promissory note, a first amendment to credit agreement and related loan documents, a first amendment to and reaffirmation of guaranty agreement, and six separate amendments to the deeds of trust for the borrowing base properties with Bank of America, N.A., or the Bank of America Line of Credit Modification. The material terms of the Bank of America Line of Credit Modification provide for: (i) an increase in the aggregate maximum principal amount available under the line of credit from $25,000,000 to $45,000,000, subject to certain borrowing base conditions of: (a) a maximum 60.0% loan to value, or LTV, ratio, which was previously a 50.0% LTV ratio; and (b) a maximum 60.0% loan to cost, or LTC, ratio, which was previously a 50.0% LTC ratio; and (c) a minimum 1.40x debt service coverage ratio, or DSCR, which was previously a 1.50x DSCR; (ii) a modified maximum dividend ratio of 0.95 to 1.00 based on funds from operations, excluding acquisition expenses, for the extension option period only, which was previously (a) 1.20 to 1.00 and set to commence as of the calendar quarter end occurring on December 31, 2011 and (b) 0.95 to 1.00 as of each calendar quarter occurring after December 31, 2011 through July 19, 2012, the Bank of America Line of Credit maturity date, including any extension thereof; and (iii) an interest rate equal to the daily floating London Interbank Offered Rate, or LIBOR, plus 3.50% or in the event the daily LIBOR rate is not available then Bank of America, N.A.’s prime rate for such day plus 3.50%, which was decreased from LIBOR or the Bank of America, N.A.’s prime rate, plus 3.75% and is no longer subject to the interest floor of 5.00%. In connection with the Bank of America Line of Credit Modification, we paid a modification fee. In the event of default, Bank of America, N.A. has the right to assert its remedies and terminate its obligations under the Bank of America loan agreement, as amended, including the termination of funding of future loans, acceleration of payment on any unpaid principal amount of all outstanding loans and interest thereon and foreclosure on the borrowing base properties or any other properties that are added to the collateral pool. As a result of the Bank of America Line of Credit Modification and based on the value of the borrowing base properties securing the Bank of America Line of Credit, as amended, the aggregate borrowing capacity is $31,115,000 as of May 4, 2011.

The material terms of the amended and restated promissory note, first amendment to and reaffirmation of guaranty agreement, first amendment to credit agreement and related loan documents and the six separate amendments to the deeds of trust are qualified in their entirety by the agreements attached hereto as Exhibits 10.5 through 10.13, respectively, to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On May 5, 2011, we issued a press release announcing modifications to the Bank of America Line of Credit. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 First Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Jersey City MOB, LLC and Jersey City Medical Complex, LLC, dated April 29, 2011

10.2 First Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Bryant MOB, LLC and Bryant MOB Medical Complex, LLC, dated April 29, 2011

10.3 First Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Benton Home Health MOB, LLC and Home Health Medical Complex, LLC, dated April 29, 2011

10.4 First Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Benton Medical Plaza I & II MOB, LLC and Medical Park Place Medical Complex, LLC, dated April 29, 2011

10.5 Amended and Restated Promissory Note between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II Sylva MOB, LLC, G&E HC REIT II Ennis MOB, LLC and Bank of America, N.A., dated May 4, 2011

10.6 First Amendment to Credit Agreement and Related Loan Documents between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II Sylva MOB, LLC, G&E HC REIT II Ennis MOB, LLC and Bank of America, N.A., dated May 4, 2011

10.7 First Amendment to and Reaffirmation of Guaranty Agreement between Grubb & Ellis Healthcare REIT II, Inc. and Bank of America, N.A., dated May 4, 2011

10.8 First Amendment to Open-ended Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II Parkway Medical Center, LLC in favor of Bank of America, N.A., dated May 4, 2011

10.9 First Amendment to Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II Lacombe MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011

10.10 First Amendment to Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II St. Vincent Cleveland MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011

10.11 First Amendment to Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement by G&E HC REIT II Livingston MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011

10.12 First Amendment to Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II Sylva MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011

10.13 First Amendment to Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement by G&E HC REIT II Ennis MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated May 5, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

May 5, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Jersey City MOB, LLC and Jersey City Medical Complex, LLC, dated April 29, 2011
10.2	First Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Bryant MOB, LLC and Bryant MOB Medical Complex, LLC, dated April 29, 2011
10.3	First Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Benton Home Health MOB, LLC and Home Health Medical Complex, LLC, dated April 29, 2011
10.4	First Amendment to Purchase and Sale Agreement and Escrow Instructions by and between G&E HC REIT II Benton Medical Plaza I & II MOB, LLC and Medical Park Place Medical Complex, LLC, dated April 29, 2011
10.5	Amended and Restated Promissory Note between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II Sylva MOB, LLC, G&E HC REIT II Ennis MOB, LLC and Bank of America, N.A., dated May 4, 2011
10.6	First Amendment to Credit Agreement and Related Loan Documents between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Lacombe MOB, LLC, G&E HC REIT II Parkway Medical Center, LLC, G&E HC REIT II St. Vincent Cleveland MOB, LLC, G&E HC REIT II Livingston MOB, LLC, G&E HC REIT II Sylva MOB, LLC, G&E HC REIT II Ennis MOB, LLC and Bank of America, N.A., dated May 4, 2011
10.7	First Amendment to and Reaffirmation of Guaranty Agreement between Grubb & Ellis Healthcare REIT II, Inc. and Bank of America, N.A., dated May 4, 2011
10.8	First Amendment to Open-ended Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II Parkway Medical Center, LLC in favor of Bank of America, N.A., dated May 4, 2011
10.9	First Amendment to Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II Lacombe MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011
10.10	First Amendment to Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II St. Vincent Cleveland MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011
10.10	First Amendment to Multiple Indebtedness Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II St. Vincent Cleveland MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011
10.11	First Amendment to Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement by G&E HC REIT II Livingston MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011
10.12	First Amendment to Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing by G&E HC REIT II Sylva MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011
10.13	First Amendment to Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement, Fixture Filing and Financing Statement by G&E HC REIT II Ennis MOB, LLC in favor of Bank of America, N.A., dated May 4, 2011
99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated May 5, 2011